                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: July 30, 1996
                Date of earliest event reported:  June 14, 1996





                       CHADMOORE WIRELESS GROUP, INC.
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





Colorado                            0-20999                  84-1058165
- --------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)            Identification No.)



      4720 Polaris Street, Las Vegas, Nevada                  89103
- --------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:       (702) 891-5255
                                                    ---------------------------



- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 14, 1996, Registrant executed a Stock Purchase Agreement (the "Agreement") (see, Exhibit 10.11 included herein) with Libero Limited ("Libero"). Pursuant to the Agreement, Registrant acquired from Libero all the issued and outstanding common stock of CMRS Systems, Inc. ("CMRS") and 800 SMR Network, Inc. ("800") (jointly the "Management Companies"). The Management Companies intend to engage in the business of constructing and managing multi-channel trunked 800 MHz trunked Specialized Mobile Radio ("SMR") stations ("Stations"). The Management Companies have entered into management agreements ("Management Agreements") with certain companies (the "Companies"), pursuant to which CMRS or 800, as the case may be, has agreed, in accordance with applicable Federal Communications Commission ("FCC") rules, regulations and policies, to construct and manage all of the Stations for which the Companies have received licenses from the FCC. The respective shareholders of the Companies have granted to CMRS or 800, as the case may be, options to acquire all of the stock of the Companies ("Options"), at such time as all conditions of such transfer of control have been met, as set forth in the FCC rules, regulations and policies and as required by Section 310 of the Communications Act of 1934, as amended by 47 U.S.C. Section 310. Libero, the Management Companies and the Companies are sometimes collectively referred to herein as the "Transferors".

     No material relationship exists between any of the Transferors and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

     Registrant consummated such acquisition for consideration valued at $33,085,446. The Registrant has accounted for the acquisition under the purchase method of accounting. The purchase price was paid with (1) an aggregate cash consideration of $3,547,000; (2) 508,000 shares of Registrant's restricted common stock valued at $1,238,250; and (3) a grant of an option to purchase 8,323,857 shares of Registrant's common stock for a period of ten years at an exercise price of $.50 per share, pursuant to an Offshore Securities Purchase Agreement and Stock Option Agreement valued at $28,300,196. The Registrant is seeking to obtain seperate independent verifications of the value of the Stations acquired and the value of the Securities issued in connection with the acquisition. The Registrant had sufficient cash on hand for the cash consideration paid.

     The acquisition is significant to the Registrant in that such acquisition substantially increases the number of Stations under management and expands the service footprint of the Registrant to over two hundred markets located in forty-seven States and the U.S. Territories of Puerto Rico and the Virgin Islands. The Management Companies intend to construct, manage and operate the Stations in accordance with the terms and conditions of the Management Agreements and FCC rules, regulations and policies. Once the Stations are constructed, the Management Companies intend to manage and operate Stations to provide wireless communications services to the population resident in the service footprint of the Stations. Further, once all conditions to transfer of control of the Companies have been met, as set forth in the rules, regulations and policies of the FCC, the Management Companies will seek FCC consent to the transfer of control of the Companies to the Management Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

         None.

     (b) Pro forma financial information. The following pro forma information is hereby filed:

     Chadmoore Wireless Group, Inc.

           Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 1996

           Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended December 31, 1995

           Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1996

           Notes to Unaudited Pro Forma Condensed Consolidated Statements

     (c) Exhibits

Exhibit Number and Brief Description

2.1 Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

2.2 Addendum to the Agreement and Plan of Reorganization, dated February 21, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

2.3 Addendum No. 2 to the Agreement and Plan of Reorganization, dated March 31, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

4.1   Form of Warrant Certificate, together with the Terms of Warrants(2)

4.2   Registration Rights Agreement(3)

4.3 Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of Registrant(4)

10.11 Stock Purchase Agreement dated June 14, 1996, by and between Chadmoore Wireless Group, Inc. and Libero Limited(5)

17.1  Resignation of David J. Chadwick dated April 30, 1996(6)

- -------------------
(1) Incorporated by reference to Exhibit 1 in Registrant's Form 8-K, under Item 2, date of earliest event reported - February 21, 1995
(2) Incorporated by reference to Exhibit 4.1 to Registrant's Form 10-KSB for the year ended December 31, 1995
(3) Incorporated by reference to Exhibit 4.2 to Registrant's Form 10-KSB for the year ended December 31, 1995
(4) Incorporated by reference to Exhibit 3.4 to Registrant's Form 10-KSB for the year ended December 31, 1995
(5) Filed herewith
(6) Incorporated by reference to Exhibit 17.1 in Registrant's Form 8-K, under
    Item 6, date of earliest event reported - April 30, 1996


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHADMOORE WIRELESS GROUP, INC.


                                        By: /s/ ROBERT W. MOORE
                                           ------------------------------------
                                        Robert W. Moore, President


Date:  July, 30, 1996

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



     The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the period ended March 31, 1996 present pro forma information for Chadmoore Wireless Group, Inc. (the "Company") giving effect to the private placement of Convertible Notes and the acquisition (Acquisition) with CMRS Systems, Inc. ("CMRS") and 800 SMR Network, Inc. ("800").

     The Unaudited Pro Forma Condensed Consolidated Financial Statements are based on the Historical Consolidated Financial Statements of Chadmoore Wireless Group, Inc. and the Historical Consolidated Financial Statements of CMRS Systems, Inc. and 800 SMR Network, Inc. as of and for the period ended March 31, 1996. The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet has been presented on the assumption that the Acquisition occurred on January 1, 1995. The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended December 31, 1995 and for the three months ended March 31, 1996, have been presented on the assumption that the Acquisition occurred on January 1, 1995. These Unaudited Pro Forma Condensed Consolidated Financial Statements and the related notes thereto should be read in conjunction with the Consolidated Financial Statements of Chadmoore Wireless Group, Inc. and the notes thereto.

     The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable. There can be no assurance that the actual adjustments will not differ significantly from the pro forma adjustments reflected herein.

                                     CHADMOORE WIRELESS GROUP, INC.

                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                             MARCH 31, 1996

                                     CHADMOORE      CMRS SYSTEMS,
                                     WIRELESS     INC. AND 800 SMR   PRO FORMA                PRO FORMA
                                    GROUP, INC.     NETWORK, INC.   ADJUSTMENTS                BALANCES
                                   -------------  ----------------  -----------              ------------
Current assets                      $ 1,276,635                      4,416,976   (1)
                                                                    (3,547,000)  (2)         $ 2,146,611
Property and equipment, net           1,365,633                                                1,365,633
FCC licenses, net                     1,452,955                                                1,452,955
Investment in license options         1,321,220                                                1,321,220
Deposit on licenses                   1,682,106                                                1,682,106
Management contracts                          -                     29,776,901   (2)          29,776,901
Investment in options to acquire
stock of licensee corporations                -                      3,308,545   (2)           3,308,545
Other noncurrent assets                  30,646                                                   30,646
                                    -----------   ---------------   ----------               -----------
                     Total assets   $ 7,129,195                 -   33,955,422               $41,084,617
                                    ===========   ===============   ==========               ===========

Accounts payable                    $   320,014                                              $   320,014
Accrued interest payable                      -                        500,000   (3)             500,000
Deposit on sale                          72,029                                                   72,029
Licenses - Options                      413,950                                                  413,950
License option commission payable       524,800                                                  524,800
Convertible Notes, net                        -                      4,578,927   (1),(4)       4,578,927
Current portion of long-term debt       151,250                                                  151,250
Long-term debt                        1,057,837                                                1,057,837
                                    -----------   ---------------   ----------               -----------
                Total liabilities     2,539,880                 -    5,078,927                 7,618,807
                                    -----------   ---------------   ----------               -----------
Common stock                              9,734                            508   (2)              10,242
Additional paid-in capital           12,285,568             2,000   29,537,938   (2)(5)       41,825,506
Stock subscribed                        821,848                                                  821,848
Deficit accumulated during the
development stage                    (8,527,835)           (2,000)    (661,951)  (3),(4)(5)   (9,191,786)
                                    -----------   ---------------   ----------               -----------
Total stockholders' equity            4,589,315                 -   28,876,495                33,465,810
                                    -----------   ---------------   ----------               -----------
Total liabilities and
stockholders' equity                $ 7,129,195                 -   33,955,422               $41,084,617
                                    ===========   ===============   ==========               ===========

                                                  CHADMOORE WIRELESS GROUP, INC.

                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                          FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                         CHADMOORE       CMRS SYSTEMS,
                                                         WIRELESS      INC. AND 800 SMR   PRO FORMA              PRO FORMA
                                                        GROUP, INC.      NETWORK, INC.   ADJUSTMENTS              BALANCES
                                                       --------------  ----------------  -----------          ----------------
Revenues                                                 $         -                  -           -               $         -
Costs and expenses:
                   Cost of sales                                   -                  -           -                         -
                   Salaries, wages and benefits              549,060                  -           -                   549,060
                   General and administrative              6,729,962                  -           -                 6,729,962
                   Depreciation and amortization             191,343                  -     129,561   (4)             320,904
                                                       -------------   ----------------  ----------           ---------------
                                                           7,470,365                  -     129,561                 7,599,926
                                                       -------------   ----------------  ----------           ---------------
Loss from operations                                      (7,470,365)                 -    (129,561)               (7,599,926)
                                                       -------------   ----------------  ----------           ---------------
Other income (expense):
                   Management fees                           246,005                  -           -                   246,005
                   Interest expense                         (129,527)                 -    (400,000)  (3)            (529,527)
                   Gain on sale of assets                    330,643                  -           -                   330,643
                   Loss on retirement of note payable        (32,404)                 -           -                   (32,404)
                   Other, net                                 22,323                  -           -                    22,323
                                                       -------------   ----------------  ----------           ---------------
                                                             437,040                  -    (400,000)                   37,040
                                                       -------------   ----------------  ----------           ---------------
Net loss                                                 $(7,033,325)                 -    (529,561)              $(7,562,886)
                                                       =============   ================  ==========           ===============
Weighted-average number of common
shares outstanding                                         5,459,524                  -     508,000   (2)           5,967,524
                                                       =============   ================  ==========           ===============
Net loss per share                                       $     (1.29)                 -           -               $     (1.27)
                                                       =============   ================  ==========           ===============

                        CHADMOORE WIRELESS GROUP, INC.
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE THREE MONTHS ENDED MARCH 31, 1996


                                         CHADMOORE      CMRS SYSTEMS,
                                         WIRELESS     INC. AND 800 SMR   PRO FORMA      PRO FORMA
                                        GROUP, INC.     NETWORK, INC.   ADJUSTMENTS     BALANCES
                                       -------------  ----------------  -----------    -----------
 Revenues                                $  187,824                  -           -     $  187,824

 Costs and expenses:
        Cost of sales                        48,454                  -           -         48,454
        Salaries, wages and benefits        251,130                  -           -        251,130
        General and administrative          585,347                  -           -        585,347
        Depreciation and amortization        50,333                  -      32,390 (4)     82,723
                                       ------------   ----------------  ----------     ----------
                                            935,264                  -      32,390        967,654
                                       ------------   ----------------  ----------     ----------
 Loss from operations                      (747,440)                 -     (32,390)      (779,830)
                                       ------------   ----------------  ----------     ----------
 Other income (expense):

        Management fees                     100,198                  -           -        100,198
        Interest expense                    (22,048)                 -    (100,000)(3)   (122,048)
        Other, net                            1,875                  -           -          1,875
                                       ------------   ----------------  ----------     ----------
                                             80,025                  -    (100,000)       (19,975)
                                       ------------   ----------------  ----------     ----------
 Net loss                                $ (667,415)                 -    (132,390)    $ (799,805)
                                       ============   ================  ==========     ==========
 Weighted-average number of
   common shares outstanding              9,105,746                  -     508,000 (2)  9,613,746
                                       ============   ================  ==========     ==========
 Net loss per share                      $    (0.07)                 -           -     $    (0.08)
                                       ============   ================  ==========     ==========

                         CHADMOORE WIRELESS GROUP, INC.

         NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS



(1) Adjustment to record a private placement conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $5,000,000 of 8% Convertible Notes due June 5, 1999, through a Distributor, as defined in Regulation S. The proceeds received were $4,416,976, net of issuance costs of $583,024. The Convertible Notes are presented net of unamortized issuance costs.

(2) Adjustment to record purchase of all the issued and outstanding stock of CMRS Systems, Inc. and 800 SMR Network, Inc. The purchase was in exchange for $3,547,000 in cash, 508,000 shares of restricted common stock of the Company (valued at $1,238,250), and options to purchase 8,323,857 shares of the Company's common stock (valued at $28,300,196). This acquisition was for combined consideration valued at $33,085,446. Combined consideration of $29,776,901 was allocated to management contracts held by CMRS and 800 and combined consideration of $3,308,545 was allocated to options to acquire the stock of the licensee corporations also held by CMRS and 800. These allocations were based on management's estimates of value. The Company will begin amortizing the cost allocated to the management contracts over the useful lives commencing upon the underlying Station being placed in service not to extend past June 2006.

(3) Adjustment to record interest accrued on the Convertible Notes referenced in note (1) above. This has been presented with the assumption that the Convertible Notes were issued on January 1, 1995.

(4) Adjustment to record amortization of issuance costs of the Convertible Notes referenced in note (1) above. This has been presented with the assumption that the Convertible Notes were issued on January 1, 1995 and issuance costs are amortized on the straight line method, which approximates the interest method, over the term of the Convertible Notes.

(5)  Adjustment to eliminate the equity of CMRS and 800.

                                 EXHIBIT INDEX

Exhibit
Number                        Exhibit Description                       Page
- -------                       -------------------                       ----

 27.1            Financial Data Schedule for Quarterly Period Ended
                 March 31, 1996

 27.2            Financial Data Schedule for Fiscal Year End 1995